Exhibit 23.1

Consent of Independent Registered Public Accounting Firm

We consent to the incorporation by reference in the following Registration Statements:

(1)	Registration Statement (Form S-8 No. 333-191161) pertaining to the Onconova Therapeutics, Inc. 2013 Equity Compensation Plan
(2)	Registration Statement (Form S-8 No. 333-194228) pertaining to the Onconova Therapeutics, Inc. 2013 Equity Compensation Plan
(3)	Registration Statement (Form S-8 No. 333-204210) pertaining to the Onconova Therapeutics, Inc. 2013 Equity Compensation Plan
(4)	Registration Statement (Form S-8 No. 333-210694) pertaining to the Onconova Therapeutics, Inc. 2013 Equity Compensation Plan
(5)	Registration Statement (Form S-8 No. 333-215575) pertaining to the Onconova Therapeutics, Inc. 2013 Equity Compensation Plan
(6)	Registration Statement (Form S-8 No. 333-222400) pertaining to the Onconova Therapeutics, Inc. 2013 Equity Compensation Plan
(7)	Registration Statement (Form S-8 No. 333-226199) pertaining to the Onconova Therapeutics, Inc. 2018 Omnibus Incentive Compensation Plan
(8)	Registration Statement (Form S-8 No. 333-233410) pertaining to the Onconova Therapeutics, Inc. 2018 Omnibus Incentive Compensation Plan
(9)	Registration Statement (Form S-8 No. 333-258336) pertaining to the Onconova Therapeutics, Inc. 2021 Omnibus Incentive Compensation Plan
(10)	Registration Statement (Form S-8 No. 333-268393) pertaining to the Onconova Therapeutics, Inc. 2021 Omnibus Incentive Compensation Plan, as Amended and Restated
(11)	Registration Statement (Form S-3 No. 333-230744) of Onconova Therapeutics, Inc.
(12)	Registration Statement (Form S-3 No. 333-273081) of Onconova Therapeutics, Inc.
(13)	Registration Statement (Form S-1 No. 333-211769) of Onconova Therapeutics, Inc.
(14)	Registration Statement (Form S-1 No. 333-222374) of Onconova Therapeutics, Inc.
(15)	Registration Statement (Form S-1 No. 333-224315) of Onconova Therapeutics, Inc., and
(16)	Registration Statement (Form S-1 No. 333-234360) of Onconova Therapeutics, Inc.;

of our report dated April 1, 2024, with respect to the consolidated financial statements of Onconova Therapeutics, Inc. included in this Annual Report (Form 10-K) of Onconova Therapeutics, Inc.for the year ended December 31, 2023.

/s/ Ernst & Young LLP

Philadelphia, Pennsylvania

April 1, 2024